UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
180 CONNECT INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)
6501 E. Belleview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 395-6000
Ad.Venture Partners, Inc.
c/o Cooley Godward Kronish LLP
The Grace Building
1114 Avenue of the Americas
New York, New York 10036
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     On the Effective Date, the Company issued a warrant to purchase 250,000 shares of the Company’s common stock to Laurus Master Fund, Ltd., pursuant to the Warrant Letter Agreement, dated as of July 2, 2007, described in our Current Report on Form 8-K filed with the SEC on July 9, 2007, which is incorporated herein by reference. The Warrant Letter Agreement and Form of Warrant are attached as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on July 9, 2007 and are incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
     The information set forth in Item 2.01 of our Current Report on Form 8-K filed simultaneously, which can be accessed through the following link http://www.sec.gov/Archives/edgar/data/1323639/000095014407008296/g09262e8vk.htm is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

180 CONNECT INC.
Dated: August 30, 2007	By:	/s/ Peter Giacalone
Peter Giacalone
Chief Executive Officer